UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2011 (May 19, 2011)

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana  46804

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Steel Dynamics, Inc. held its Annual Meeting of Stockholders on May 19, 2011. Of the 218,278,754 shares of common stock issued and outstanding as of the record date on March 21, 2011, 187,146,537 shares were present, in person or by proxy, thus constituting a quorum of 85.73% of the total shares outstanding and entitled to vote. At the meeting, stockholders elected all eleven of the directors nominated by the Board of Directors; ratified the appointment of Ernst & Young LLP as Steel Dynamics, Inc.’s independent registered public accounting firm for the year ending December 31, 2011; and approved, by an advisory vote, executive compensation for 2010.  In addition, the board of directors recommended and stockholders selected, by an advisory vote, to have future advisory votes on executive compensation on an annual basis.  In light of such vote and consistent with the recommendation of the company’s Board of Directors, the company will include an advisory shareholder vote on the annual compensation of executives each year, beginning with its  2012 proxy materials.  The company will continue this practice until it’s time for the stockholders to again vote on the frequency of such votes, at which time it will consider the results of that advisory vote.

Set forth below is the final share voting results for each of the proposals.

(1)          Election of eleven (11) director nominees for a one-year term.

Director	Votes For	Votes Withheld	Broker Non-Votes
Keith E. Busse	138,908,371	22,061,238	26,176,928
Mark D. Millett	140,614,478	20,355,131	26,176,928
Richard P. Teets, Jr.	140,533,802	20,435,807	26,176,928
John C. Bates	127,780,488	33,189,121	26,176,928
Frank D. Byrne, M.D.	145,011,630	15,957,979	26,176,928
Paul B. Edgerley	159,468,867	1,500,742	26,176,928
Richard J. Freeland	144,483,259	16,486,350	26,176,928
Dr. Jürgen Kolb	157,820,930	3,148,679	26,176,928
James C. Marcuccilli	145,009,296	15,960,313	26,176,928
Joseph D. Ruffolo	144,589,228	16,380,381	26,176,928
Gabriel L. Shaheen	151,611,975	9,357,834	26,176,928

(2)          Proposal to ratify the appointment of Ernst & Young LLP as Steel Dynamics, Inc.’s independent registered accounting firm for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstentions
181,675,215	5,340,784	130,538

(3)          Proposal to approve, by an advisory vote, executive compensation for 2010.

Votes For	Votes Against	Abstentions
152,580,397	7,531,504	857,708

(4)          Proposal to recommend, by an advisory vote, the frequency of future advisory votes on executive compensation.

Votes For — 1 Year	Votes For — 2 Years	Votes For — 3 Years
127,366,284	1,055,887	31,767,726

Abstentions
779,712

(5)          Regarding the Proposal to give the company’s proxies discretion to vote on any other matters that might come before the meeting, the Proposal failed to get a majority, with 67,381,671 shares voting “FOR,” 116,401,044 shares voting “AGAINST” and 3,363,822 shares ABSTAINING.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/Theresa E. Wagler

Date: May 24, 2011	By:	Theresa E. Wagler
	Title:	Chief Financial Officer